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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 23, 2000


                            GENERAL AUTOMATION, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                      0-5260                  95-248811
---------------------------            ------                  ---------
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification Number)


      17731 Mitchell North, Irvine, California                 92614
      ----------------------------------------                 -----
       (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (949) 250-4800


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

In its Form 10-Q filing for the period ended March 31, 2000, and in a subsequent press release, the Company reported entering into a Letter of Intent to engage an investment banking firm for the purpose of raising capital. On June 22, 2000 this Letter of Intent expired under its own terms and the proposed offering has been terminated without raising any funds.

ITEM 7.  FINANCIALS AND EXHIBITS.

Exhibits:

     99.1      Press Release dated June 23, 2000


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



June 23, 2000                           GENERAL AUTOMATION, INC.



                                        By: /s/ Richard H. Nance
                                            ----------------------------
                                                Richard H. Nance
                                                Chief Financial Officer


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